Exhibit 99.1

The following tables summarize the trust portfolio by various criteria as of February 27, 2015 for each of the retailers included in the trust portfolio, except for the “Composition by FICO® Score” table, which reflects receivables balances as of February 27, 2015, and the composition of accounts by FICO® score as most recently refreshed.

Please note that numbers and percentages presented in the tables in this section may not sum to the totals presented due to rounding.

For purposes of the tables in this section:

•	Total Receivables Outstanding is the sum of principal receivables and finance charge receivables (which includes fee receivables) included in the trust portfolio in the period indicated.

•	Accounts is the number of accounts included in the trust portfolio as of the date or in the period indicated.

Composition by Retailer

Retailer	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
JCPenney	$3,312,207,463	20.4%	6,714,229	28.5%
Lowe’s	2,807,470,125	17.3%	2,457,294	10.4%
Wal-Mart (1)	2,230,299,605	13.7%	1,976,989	8.4%
Sam’s Club Dual Card	1,857,715,197	11.4%	1,581,001	6.7%
Sam’s Club(1)	1,768,855,532	10.9%	2,617,919	11.1%
Gap Family Dual Card(2)	1,556,849,326	9.6%	1,775,415	7.5%
Belk	887,785,524	5.5%	1,963,070	8.3%
Gap(3)	578,449,610	3.6%	1,988,703	8.4%
Chevron	376,103,591	2.3%	1,706,611	7.2%
JCPenney Dual Card	166,251,840	1.0%	115,496	0.5%
Other	721,411,136	4.4%	644,029	2.7%
Total	$16,263,398,950	100.0%	23,540,756	100.0%

(1)	Sam’s Club and Wal-Mart are affiliated retailers. Sam’s Club cards may also be used at Wal-Mart locations, and Wal-Mart cards may be used at Sam’s Club locations if the cardholder belongs to the club. Figures shown here are based on which retailer is identified on the card, not where the purchase was made.

(2)	Figures presented for Gap Family Dual Card include Old Navy Dual Card, Gap Dual Card and Banana Republic Dual Card, which are affiliated retailers. Each of these retailers’ cards may be used at the locations of the other two.

(3)	Figures presented for Gap include Old Navy, Gap and Banana Republic, which are affiliated retailers. Each of these retailers’ cards may be used at the locations of the other two.

Composition by Account Balance Range

Account Balance Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding		Number of Accounts	Percentage of Number of Accounts
Credit Balance	$(20,797,097)	-0.1%		403,125	1.7%
No Balance	-	0.0	%(1)	9,689,175	41.2%
$0.01-$500.00	1,091,181,041	6.7%		6,594,937	28.0%
$500.01-$1,000.00	1,418,111,961	8.7%		1,943,287	8.3%
$1,000.01-$2,000.00	3,085,868,314	19.0%		2,126,116	9.0%
$2,000.01-$3,000.00	2,816,702,600	17.3%		1,150,185	4.9%
$3,000.01-$4,000.00	2,232,142,290	13.7%		645,118	2.7%
$4,000.01-$5,000.00	1,910,870,523	11.7%		425,634	1.8%
$5,000.01-$6,000.00	1,399,363,624	8.6%		255,995	1.1%
$6,000.01-$7,000.00	881,333,707	5.4%		136,402	0.6%
$7,000.01-$8,000.00	599,893,109	3.7%		80,550	0.3%
$8,000.01-$9,000.00	382,590,920	2.4%		45,221	0.2%
$9,000.01-$10,000.00	272,303,797	1.7%		28,777	0.1%
$10,000.01-$15,000.00	164,821,385	1.0%		14,689	0.1%
$15,000.01-$20,000.00	19,184,018	0.1%		1,152	0.0	%(1)
$20,000.01 or more	9,828,758	0.1%		393	0.0	%(1)
Total	$16,263,398,950	100.0%		23,540,756	100.0%

(1)	Greater than 0.00% but less than 0.01%.

Composition by Credit Limit Range

Credit Limit Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
$0.01-$500.00	$164,027,959	1.0%	1,796,762	7.6%
$500.01-$1,000.00	475,438,682	2.9%	1,933,024	8.2%
$1,000.01-$2,000.00	1,642,311,092	10.1%	5,802,577	24.6%
$2,000.01-$3,000.00	2,105,542,175	12.9%	4,319,214	18.3%
$3,000.01-$4,000.00	1,906,139,018	11.7%	2,506,142	10.6%
$4,000.01-$5,000.00	2,244,139,800	13.8%	2,115,351	9.0%
$5,000.01-$6,000.00	2,048,633,320	12.6%	1,417,313	6.0%
$6,000.01-$7,000.00	1,336,892,733	8.2%	912,097	3.9%
$7,000.01-$8,000.00	1,435,276,774	8.8%	960,997	4.1%
$8,000.01-$9,000.00	883,508,890	5.4%	488,094	2.1%
$9,000.01-$10,000.00	1,561,447,844	9.6%	1,054,521	4.5%
$10,000.01 or more	460,040,661	2.8%	234,664	1.0%
Total	$16,263,398,950	100.0%	23,540,756	100.0%

Composition by Account Age Range

Account Age Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Up to 6 Months	$-	0.0%	-	0.0%
6 Months to 12 Months	-	0.0%	-	0.0%
Over 12 Months to 24 Months	-	0.0%	-	0.0%
Over 24 Months to 36 Months	781,245,230	4.8%	1,244,929	5.3%
Over 36 Months to 48 Months	1,223,433,781	7.5%	1,734,753	7.4%
Over 48 Months to 60 Months	1,345,597,828	8.3%	1,776,792	7.5%
Over 60 Months to 72 Months	1,284,145,752	7.9%	1,716,426	7.3%
Over 72 Months to 84 Months	1,468,248,446	9.0%	1,728,697	7.3%
Over 84 Months to 96 Months	1,534,713,405	9.4%	1,850,065	7.9%
Over 96 Months to 108 Months	1,147,579,239	7.1%	1,479,820	6.3%
Over 108 Months to 120 Months	1,373,350,418	8.4%	1,567,300	6.7%
Over 120 Months	6,105,084,850	37.5%	10,441,974	44.4%
Total	$16,263,398,950	100.0%	23,540,756	100.0%

Except for the applicable states listed below, no state accounted for more than 5% of the number of accounts or 5% of the total receivables balances, as applicable, as of February 27, 2015 for each of the retailers included in the trust portfolio.

Composition by Billing Address

State	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Texas	$1,583,211,192	9.7%	2,117,130	9.0%
California	1,323,026,563	8.1%	2,347,009	10.0%
Florida	1,062,451,315	6.5%	1,538,971	6.5%
North Carolina	865,774,732	5.3%	1,205,766	5.1%
New York	776,602,742	4.8%	1,202,638	5.1%
Other	10,652,332,405	65.5%	15,129,242	64.3%
Total	$16,263,398,950	100.0%	23,540,756	100.0%

Composition by Delinquency Status

Delinquency Status	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Current, Credit and Zero Balance	$15,104,999,546	92.9%	22,791,391	96.8%
1-29 Days	583,342,997	3.6%	449,495	1.9%
30-59 Days	163,925,684	1.0%	101,627	0.4%
60-89 Days	119,121,372	0.7%	61,988	0.3%
90-119 Days	102,253,112	0.6%	49,386	0.2%
120-149 Days	96,351,506	0.6%	44,651	0.2%
150 or More Days	93,404,733	0.6%	42,218	0.2%
Total	$16,263,398,950	100.0%	23,540,756	100.0%

The following table reflects receivables as of February 27, 2015, and the composition of accounts by FICO® score as most recently refreshed:

Composition by FICO® Score

FICO® Credit Score Range(1)	Total Receivables Outstanding	Percentage of Total Receivables Outstanding
Less than or equal to 599	$1,250,892,411	7.7%
600 to 659	3,234,044,771	19.9%
660 to 719	6,571,153,208	40.4%
720 and above	5,135,638,498	31.6%
No Score	71,670,062	0.4%
Total	$16,263,398,950	100.0%

(1)	FICO® is a federally registered trademark of Fair, Isaac & Company.

Receivables Delinquency Experience
(Dollars in Thousands)

	As of February 21,		As of December 21,
	2015		2014		2013
	Receivables	Percentage of Receivables Outstanding	Receivables	Percentage of Receivables Outstanding	Receivables	Percentage of Receivables Outstanding
Receivables Outstanding	$16,407,767		$17,429,750		$19,408,263
Receivables Delinquent:
30-59 Days	164,535	1.00%	171,159	0.98%	223,805	1.15%
60-89 Days	122,140	0.74%	132,705	0.76%	171,322	0.88%
90-119 Days	103,278	0.63%	113,169	0.65%	140,698	0.72%
120-149 Days	98,391	0.60%	101,881	0.58%	119,678	0.62%
150-179 Days	90,142	0.55%	84,550	0.49%	99,588	0.51%
180 or More Days	0	0.00%	0	0.00%	0	0.00%
Total	$578,486	3.53%	$603,464	3.46%	$755,091	3.89%

	As of December 21,
	2012		2011		2010
	Receivables	Percentage of Receivables Outstanding	Receivables	Percentage of Receivables Outstanding	Receivables	Percentage of Receivables Outstanding
Receivables Outstanding	$20,374,821		$19,636,126		$18,165,466
Receivables Delinquent:
30-59 Days	240,178	1.18%	230,328	1.17%	239,331	1.32%
60-89 Days	175,120	0.86%	171,955	0.88%	182,981	1.01%
90-119 Days	142,810	0.70%	141,543	0.72%	156,931	0.86%
120-149 Days	116,342	0.57%	117,589	0.60%	141,554	0.78%
150-179 Days	101,894	0.50%	95,273	0.49%	110,458	0.61%
180 or More Days	0	0.00%	15	0.00%	4	0.00%
Total	$776,342	3.81%	$756,702	3.85%	$831,259	4.58%

Account Delinquency Experience

	As of February 21,		As of December 21,
	2015		2014		2013
	Accounts	Percentage of Total Accounts Outstanding	Accounts	Percentage of Total Accounts Outstanding	Accounts	Percentage of Total Accounts Outstanding
Accounts Outstanding	23,542,420		24,153,279		30,218,856
Accounts Delinquent:
30-59 Days	101,339	0.43%	101,615	0.42%	150,856	0.50%
60-89 Days	63,594	0.27%	69,724	0.29%	104,695	0.35%
90-119 Days	50,013	0.21%	56,060	0.23%	81,893	0.27%
120-149 Days	45,816	0.19%	49,598	0.21%	68,371	0.23%
150-179 Days	40,806	0.17%	40,063	0.17%	55,793	0.18%
180 or More Days	0	0.00%	0	0.00%	0	0.00%
Total	301,568	1.28%	317,060	1.31%	461,608	1.53%

	As of December 21,
	2012		2011		2010
	Accounts	Percentage of Total Accounts Outstanding	Accounts	Percentage of Total Accounts Outstanding	Accounts	Percentage of Total Accounts Outstanding
Accounts Outstanding	36,683,421		38,362,612		36,768,070
Accounts Delinquent:
30-59 Days	201,009	0.55%	176,207	0.46%	185,246	0.50%
60-89 Days	126,736	0.35%	117,955	0.31%	124,760	0.34%
90-119 Days	97,742	0.27%	93,716	0.24%	103,634	0.28%
120-149 Days	74,700	0.20%	76,267	0.20%	90,730	0.25%
150-179 Days	63,945	0.17%	62,484	0.16%	70,391	0.19%
180 or More Days	0	0.00%	6	0.00%	4	0.00%
Total	564,132	1.54%	526,635	1.37%	574,765	1.56%

Loss Experience
(Dollars in Thousands)

	Two Months Ended February 21,	Securitization Reporting Year
	2015	2014	2013	2012	2011	2010
Average Principal Receivables Outstanding	$16,473,427	$17,146,343	$18,127,172	$17,676,845	$17,155,868	$17,547,629
Gross Principal Charge-Offs	$187,639	$1,167,467	$1,189,535	$1,221,977	$1,350,808	$1,764,794
Gross Principal Charge-Offs as a Percentage of Average Principal Receivables Outstanding (Annualized)	6.83%	6.81%	6.56%	6.91%	7.87%	10.06%
Less: Recoveries	$28,326	$201,236	$214,757	$190,602	$170,904	$147,598
Net Principal Charge-Offs	$159,313	$966,231	$974,778	$1,031,374	$1,179,904	$1,617,195
Net Principal Charge-Offs as a Percentage of Average Principal Receivables Outstanding (Annualized)	5.80%	5.64%	5.38%	5.83%	6.88%	9.22%
Gross Charge-Off Accounts	118,970	814,591	975,186	1,034,536	1,131,247	1,506,814
Average Accounts Outstanding	24,004,337	27,556,108	33,456,581	36,425,576	37,840,154	40,654,019
Gross Charge-Offs as a Percentage of Average Accounts Outstanding (Annualized)	2.97%	2.96%	2.91%	2.84%	2.99%	3.71%

Revenue Experience
(Dollars in Thousands)

	Two Months Ended February 21,	Securitization Reporting Year
	2015	2014	2013	2012	2011	2010
Average Principal Receivables Outstanding	$16,473,427	$17,146,343	$18,127,172	$17,676,845	$17,155,868	$17,547,629
Collected Finance Charges and Fees	$713,353	$4,537,206	$4,771,273	$4,392,709	$3,972,184	$4,275,252
Collected Finance Charges and Fees as a Percentage of Average Principal Receivables Outstanding (Annualized)	25.98%	26.46%	26.32%	24.85%	23.15%	24.36%

Collateral for the Notes

The following information regarding the trust portfolio is as of February 21, 2015:

•	total transferred receivables: $16,407,767,219

•	principal receivables: $15,687,192,876

•	finance charge receivables: $720,574,343

•	total number of accounts designated to the trust portfolio: 23,542,420

As of February 28, 2015:

•	The accounts designated for the trust portfolio had an average total receivable balance of approximately $691 and an average credit limit of approximately $3,414.

•	For accounts designated for the trust portfolio, the percentage of the aggregate total receivable balance to the aggregate total credit limit was 20.2%.

•	The average age of the accounts designated for the trust portfolio was approximately 127 months.